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Independent Accountants’ Report on Applying Agreed-Upon Procedures
TAL International Container Corporation (the “Company”)
Credit Suisse Securities (USA) LLC (“Credit Suisse”)
(together, the “Specified Parties”)

Re: TAL Advantage VI LLC, Fixed Rate Asset-Backed Notes, Series 2017-1 (the “Notes”)
We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of shipping containers (the “Containers”) and the associated leases (the “Leases”) which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

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The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

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The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

●	The term “Data Cutoff Date” means February 28, 2017.

●	The term “Data Files” means the following:

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An electronic data file (the “Current Unit File”) provided to us by Credit Suisse on behalf of the Company on March 13, 2017, containing certain information related to 66,357 Containers in the Company’s fleet and their associated Leases as of the Data Cutoff Date.

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An electronic data file (the “Factory Unit File”) provided to us by the Company on March 17, 2017, containing certain information related to 20,393 Containers which the Company informed us have been ordered from manufacturers and have not been leased (the “Factory Units”).

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An electronic data file (the “Lease Commitment File”) provided to us by the Company on March 17, 2017, containing certain information related to 28 Lease Commitments which the Company informed us relates to Factory Units it expects to lease to specific lessees (the “Lease Commitments”). A listing of the Lease Commitments is attached hereto as Exhibit A.

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The term “Lease Commitment Correspondence” means electronic mail correspondence between the Company and other third parties or the Company’s internal electronic mail correspondence that contains certain information related to the Lease Commitments including: Lessee’s Name, Lease Type, Per Diem

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Rate, Lease Expiration Date, Equipment Type, and Number of Units. We made no representation regarding the validity, enforceability, or authenticity of the Lease Commitment Correspondence.

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The term “Sample Containers” means a sample of 32 Containers and 8 Containers that we randomly selected from the Current Unit File and the Factory Unit File, respectively, as instructed by the Specified Parties. A listing of the Sample Containers is attached hereto as Exhibit B.

The Company is responsible for the Data Files.

I.	The Current Unit File
For each of the 32 Sample Containers selected from the Current Unit File, we compared the information in the Current Unit File to the corresponding information appearing in or derived from the sources provided by the Company and indicated below (the “Sources”). The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Current Unit File to the Source(s) for each of the attributes identified constituted an exception.

Attributes	Sources
Original Equipment Cost (“OEC”) or Recomputed OEC	Instruction provided by the Company described below
Recomputed Net Book Value (“NBV”)	Instruction provided by the Company described below
Age	Recomputed based on Manufacture Date in the Current Unit File and the Data Cutoff Date
Equipment Type	Invoice
Manufacture Month and Year	Invoice
Lease Type “OFFHIRE”	Screenshot from the Company’s fleet management and tracking system
Lease Type “LTL,” “LTF,” or “SVC”	Lease Agreement and instruction provided by the Company described below.
Lessee’s Name (not required for Sample Containers with Lease Type “OFFHIRE”)	Lease Agreement
Per Diem Rate (not required for Sample Containers with Lease Type “OFFHIRE”)	Lease Agreement
Contract Expiration Date (not required for Sample Containers with Lease Type “OFFHIRE”)	Lease Agreement
Buyout Amount (applicable only for Sample Containers with Lease Type “LTF”)	Lease Agreement
For purposes of comparing OEC for Sample Containers other than Sample Containers #27, #28, and #29, we were instructed by the Company to compare the Purchase Order Cost appearing in the Current Unit File to the corresponding information in the Invoice (or Purchase Order in the case of Sample Containers #6 and #7), and add the Capitalized Expense, if any, appearing in the Current Unit File to recompute the OEC (the “Recomputed OEC”). We compared the Recomputed OEC to the corresponding information appearing in the Current Unit File. For Sample Containers #27, #28, and #29, which were subject to a sale-and-leaseback contract, we were instructed by the Company to compare the OEC appearing in the Container Unit File to the OEC appearing in the Company’s accounting system, which the Company informed us was determined by subtracting the value attributable to the Lease from the price of the sale-and-leaseback contract. We made no representation regarding the validity or reasonableness of the OEC determined by the Company.
For purposes of comparing NBV related to Sample Containers with Lease Type “LTL,” “SVC,” or “OFFHIRE,” we were instructed by the Company to recompute the NBV (the “Recomputed NBV”) based on the OEC, the Data Cutoff Date, and the residual value percentage and depreciation life by Equipment Type contained in the Current Unit File. We compared the Recomputed NBV to the corresponding information appearing in the Current Unit File. For purposes of comparing NBV related to Sample Containers with Lease Type “LTF,” we were instructed by the Company to compare the NBV appearing in the Container Unit File to the corresponding information appearing in a schedule provided by the Company, which the Company represented was from its accounting system.
For purposes of comparing Lease Type, we were instructed by the Company to consider the Lease to be a finance lease (Lease Type “LTF”) if the Lease Agreement included a bargain purchase option at the end of the lease term; to consider the Lease to be a service lease (Lease Type “SVC”) if the Lease Agreement allows the lessee to return the Containers anytime after a period of one year or less; and, to consider the Lease to be a long term lease (Lease Type “LTL”) if the Lease Agreement requires the lessee to lease the Containers for a specified period of time longer than one year. We were further instructed by the Company to consider the Lease to be a long term lease if the Lease Agreement allows the lessee to return the Containers anytime at the end of the Container’s useful life.

II.	The Factory Unit File
For each of the 8 Sample Containers selected from the Factory Unit File, we compared the information in the Factory Unit File to the corresponding information appearing in the Sources indicated below. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Factory Unit File to the Source(s) for each of the attributes identified constituted an exception.

Attributes	Sources
OEC	Invoice (except for Sample Containers #33, #34, #35, for which the Company provided the instruction described below)
Equipment Type	Invoice (except for Sample Containers #33, #34, #35, for which the Company provided the instruction described below)
Manufacture Month and Year	Invoice (except for Sample Containers #33, #34, #35, for which the Company provided the instruction described below)
For purposes of comparing OEC and Equipment Type related to Sample Containers #33, #34, #35, which had not been accepted by the Company and an invoice had not yet been issued, we were instructed by the Company to compare the OEC and Equipment Type to the corresponding information in the Purchase Order.
For purposes of comparing Manufacture Month and Year, we were instructed by the Company not to perform the procedure on Sample Containers #33, #34, #35, which had not been accepted by the Company and a manufacture date had not yet been determined.

III.	The Lease Commitments
For each Lease Commitment, we compared the information in the Lease Commitment File to the corresponding information appearing in the Sources indicated below. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Lease Commitment File to the Source for each of the attributes identified constituted an exception.

Attributes	Sources
Lessee’s Name	Lease Commitment Correspondence
Lease Type “LTL”	Instruction provided by the Company described below
Per Diem Rate	Lease Commitment Correspondence
Lease Expiration Date	Instruction provided by the Company described below
Equipment Type	Lease Commitment Correspondence
Number of Units	Instruction provided by the Company described below
For purposes of comparing Lease Type, we were instructed by the Company to consider the Lease to be a long term lease (Lease Type “LTL”) if the Lease Commitment Correspondence requires the lessee to lease the Containers for a specified period of time longer than one year.
For purposes of comparing Lease Expiration Date, we were instructed by the Company to consider the information to be in agreement if the Lease Expiration Date appearing in the Lease Commitment File was not later than the Lease Expiration Date contained in the Lease Commitment.
For purposes of comparing Number of Units, we were instructed by the Company to consider the information to be in agreement if the Number of Units appearing in the Lease Commitment File was not greater than the Number of Units appearing in the Lease Commitment.
The information regarding the Sample Containers and the Lease Commitments was found to be in agreement with the respective information appearing in the Sources. There were no conclusions that resulted from the procedures.
We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data Files and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers and the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP
March 23, 2017

Exhibit A
The Lease Commitments

Lease Commitment Number	Lease Commitment ID1	Lease Commitment Number	Lease Commitment ID1

1	2017-1-001	15	2017-1-015
2	2017-1-002	16	2017-1-016
3	2017-1-003	17	2017-1-017
4	2017-1-004	18	2017-1-018
5	2017-1-005	19	2017-1-019
6	2017-1-006	20	2017-1-020
7	2017-1-007	21	2017-1-021
8	2017-1-008	22	2017-1-022
9	2017-1-009	23	2017-1-023
10	2017-1-010	24	2017-1-024
11	2017-1-011	25	2017-1-025
12	2017-1-012	26	2017-1-026
13	2017-1-013	27	2017-1-027
14	2017-1-014	28	2017-1-028

___________________________________
The Company has assigned a unique Lease ID to each Lease Commitment. The Lease Commitment IDs referred to in this Exhibit are not the Lease IDs.

Exhibit B
The Sample Containers

Sample Container Number	Unit Number	Sample Container Number[2]	Unit Number

1	APRU508824	21	FESU513114
2	TCLU382729	22	TCLU171946
3	TCLU983718	23	TCLU605502
4	TCLU702772	24	TCLU103378
5	TCLU713133	25	TCLU107655
6	CGMU299142	26	TCLU147147
7	CGMU299033	27	APHU642876
8	TCLU136608	28	APRU570139
9	TCLU807067	29	APRU570579
10	TCLU812169	30	FIIU535065
11	TCLU282126	31	TCLU901387
12	TCLU286001	32	TCLU990166
13	TCLU284487	33	TLLU 403203
14	TCLU271045	34	TLLU 404155
15	TCLU271027	35	TLLU 404372
16	TCLU692109	36	TLLU 409204
17	TCLU692138	37	TLLU 411282
18	IKSU520086	38	TLLU 415462
19	TCLU139387	39	TLLU 420141
20	FESU513720	40	TLLU 429018

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Sample Containers #1 to #32 were selected from the Current Unit File. Sample Containers #33 to #40 were selected from the Factory Unit File.